UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2018

Central Index Key Number of the issuing entity: 0001752363

DBGS 2018-C1 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206705-16	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Wall Street, New York, New York		10005
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On October 30, 2018, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the DBGS 2018-C1 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2018-C1 (the “Certificates”) and the creation of an uncertificated interest (the “RR Interest”) representing the right to receive a specific percentage of certain amounts collected on the Mortgage Loans, pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of October 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”), (iii) the Class RR Certificates and (iv) the Class 7E-A, Class 7E-B, Class 7E-C, Class 7E-D and Class 7E-RR Certificates (collectively, the “Loan-Specific Certificates”).

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about October 30, 2018, under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of thirty-seven (37) commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”) and a subordinate interest in one commercial mortgage loan (the “Trust Subordinate Companion Loan”). Certain of the Mortgage Loans and the Trust Subordinate Companion Loan were acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated October 17, 2018, between the Registrant and GACC; and certain of the Mortgage Loans were acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated October 17, 2018, between the Registrant and GSMC.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Moffett Towers – Buildings E,F,G	N/A	Exhibit 99.8
Pier 70	N/A	Exhibit 99.9
TripAdvisor HQ	N/A	Exhibit 99.10
Christiana Mall	Exhibit 99.3	Exhibit 99.11
Aventura Mall	Exhibit 99.4	Exhibit 99.12
Carolinas 7-Eleven Portfolio	N/A	Exhibit 99.13
Outlet Shoppes at El Paso	N/A	Exhibit 99.14
The Gateway	Exhibit 99.5	Exhibit 99.15
West Coast Albertsons Portfolio	Exhibit 99.6	Exhibit 99.16
FXI Portfolio	Exhibit 99.7	Exhibit 99.17
Quality RV Resorts	Exhibit 99.7	Exhibit 99.18
Moffett Towers II – Building 1	Exhibit 99.6	Exhibit 99.19
Davenport Commons	N/A	Exhibit 99.20
Willow Creek Corporate Center	Exhibit 99.6	Exhibit 99.21
GSK North American HQ	Exhibit 99.7	Exhibit 99.22

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The funds used by the Registrant to pay the purchase price for the Mortgage Loans and the Trust Subordinate Companion Loan were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters (collectively, the “Underwriters”), pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of October 17, 2018, between the Registrant, the Underwriters and GACC, (ii) the sale of the Privately Offered Certificates by the Registrant to Deutsche Bank Securities Inc. and Goldman Sachs & Co. LLC, as initial purchasers (collectively, the “Initial Purchasers”), pursuant to the Certificate Purchase Agreement, dated as of October 17, 2018, between the Registrant, the Initial Purchasers and GACC, (iii) the sale of the Loan-Specific Certificates by the Registrant to Deutsche Bank Securities Inc., as loan-specific initial purchaser (in such capacity, the “Loan-Specific Initial Purchaser”), pursuant to the Loan-Specific Certificate Purchase Agreement, dated as of October 23, 2018, between the Registrant, the Loan-Specific Initial Purchaser and GACC and (iv) the transfer of the Class RR Certificates by the Registrant to Deutsche Bank AG, acting through its New York Branch (through GACC) as partial consideration for the Mortgage Loans acquired by the Registrant from GACC and the transfer of the RR Interest (together with the Class RR Certificates, the “VRR Interest”) to Goldman Sachs Bank USA (through GSMC) as partial consideration for the Mortgage Loans acquired by the Registrant from GSMC. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the Loan-Specific Certificates were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated October 18, 2018 and filed with the Securities and Exchange Commission on October 30, 2018. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $918,785,000, on October 30, 2018. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,359,000, were approximately $1,058,517,000. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, approximately $50,000 in the form of fees were paid to the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchaser, $0 were paid to or for the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchaser, and approximately $5,309,000 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to (i) the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $107,791,079 and (ii) the Loan-Specific Initial Purchaser on such date the Loan-Specific Certificates, having an aggregate certificate balance of $35,000,000, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-206705) was originally declared effective on November 18, 2015.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The Class G-RR and Class H-RR Certificates were sold to RREF III-D AIV RR, LLC for $14,809,640 (excluding accrued interest) (representing approximately 1.39% of the aggregate fair value of all of the Pooled Certificates (other than the Class R Certificates) and the VRR Interest), based on actual sale prices and finalized tranche sizes) pursuant to the credit risk retention agreement. Given that initial outstanding principal balance of the VRR Interest constitutes 3.67% of the ABS interest (other than the Loan-Specific

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Certificates issued by the Issuing Entity (“Pooled ABS Interest”)), the Retaining Sponsor is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $14,209,602 (representing 1.33% of the aggregate fair value of all Pooled ABS Interests issued by the Issuing Entity), excluding accrued interest. There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated October 9, 2018 and as filed with the Securities and Exchange Commission on October 9, 2018 under the heading “Credit Risk Retention” prior to the pricing of the Pooled Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of October 17, 2018, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of October 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated October 30, 2018.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated October 30, 2018 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 18, 2018.
99.1	Mortgage Loan Purchase Agreement, dated October 17, 2018, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated October 17, 2018, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Company.
99.3	Trust and Servicing Agreement, dated as of August 9, 2018, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
99.4	Trust and Servicing Agreement, dated as of June 29, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
99.5	Pooling and Servicing Agreement, dated as of June 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
99.6	Pooling and Servicing Agreement, dated as of October 1, 2018, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.
99.7	Pooling and Servicing Agreement, dated as of July 1, 2018, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as general special servicer, Trimont Real Estate Advisors, LLC, as 1000 Wilshire special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

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99.8	Co-Lender Agreement, dated as of October 30, 2018, between Deutsche Bank AG, acting through its New York Branch, as note A-1-1 holder, Deutsche Bank AG, acting through its New York Branch, as note A-1-2 holder, Deutsche Bank AG, acting through its New York Branch, as note A-1-3 holder, Deutsche Bank AG, acting through its New York Branch, as note A-1-4 holder, Deutsche Bank AG, acting through its New York Branch, as note A-2 holder, Deutsche Bank AG, acting through its New York Branch, as note A-3 holder, Deutsche Bank AG, acting through its New York Branch, as note A-4 holder, Goldman Sachs Mortgage Company, as note A-5 holder, Wells Fargo Bank, National Association, as note A-6 holder, and Wells Fargo Bank, National Association, as note A-7 holder, relating to the Moffett Towers – Buildings E,F,G Whole Loan.
99.9	Co-Lender Agreement, dated as of October 30, 2018, by and between Goldman Sachs Mortgage Company, as initial note A-1 holder, and Goldman Sachs Mortgage Company, as initial note A-2 holder, relating to the Pier 70 Whole Loan.
99.10	Co-Lender Agreement, dated as of October 30, 2018, by and between Goldman Sachs Mortgage Company, as initial note A-1 holder, and Goldman Sachs Mortgage Company, as initial note A-2 holder, relating to the TripAdvisor HQ Whole Loan.
99.11	Co-Lender Agreement, dated as of August 9, 2018, by and among Barclays Bank PLC, as initial note 1 holder, Société Générale, as initial note 2 holder, and Deutsche Bank AG, New York Branch, as initial note 3 holder, relating to the Christiana Mall Whole Loan.
99.12	Co-Lender Agreement, dated as of June 7, 2018, by and among JPMorgan Chase Bank, National Association, Deutsche Bank, AG, New York Branch, Wells Fargo Bank, National Association, and Morgan Stanley Bank, N.A., relating to the Aventura Mall Whole Loan.
99.13	Agreement Between Noteholders, dated as of October 30, 2018, by and between Deutsche Bank AG, acting through its New York Branch, as initial note A holder, and Deutsche Bank AG, acting through its New York Branch, as initial note B holder, relating to the Carolinas 7-Eleven Portfolio Whole Loan.
99.14	Co-Lender Agreement, dated as of October 30, 2018, between Deutsche Bank AG, acting through its New York Branch, as note A-1-A holder, Deutsche Bank AG, acting through its New York Branch, as note A-1-B holder, Deutsche Bank AG, acting through its New York Branch, as note A-2 holder, Deutsche Bank AG, acting through its New York Branch, as note A-3 holder, and Deutsche Bank AG, acting through its New York Branch, as note A-4 holder, relating to the Outlet Shoppes at El Paso Whole Loan.
99.15	Agreement Between Noteholders, dated as of March 23, 2018, by and between Deutsche Bank AG, New York Branch, as initial note A-1-A holder, Deutsche Bank AG, New York Branch, as initial note A-1-B holder, Bank of America, N.A., as initial note A-2-A holder, Bank of America, N.A., as initial note A-2-B holder, Deutsche Bank AG, New York Branch, as initial note B-1-A holder, Deutsche Bank AG, New York Branch, as initial note B-1-B holder, Bank of America, N.A., as initial note B-2-A holder, Bank of America, N.A., as initial note B-2-B holder, Deutsche Bank AG, New York Branch, as initial note C-1 holder and Bank of America, N.A., as initial note C-2 holder, relating to The Gateway Whole Loan.
99.16	Co-Lender Agreement, dated as of October 9, 2018, between Deutsche Bank AG, New York Branch, as note A-1 holder, Deutsche Bank AG, New York Branch, as note A-2 holder, and Deutsche Bank AG, New York Branch, as note A-3 holder, relating to the West Coast Albertsons Portfolio Whole Loan.

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99.17	Co-Lender Agreement, dated as of July 30, 2018, by and between Goldman Sachs Mortgage Company, as initial note A-1 holder, and Goldman Sachs Mortgage Company, as initial note A-2 holder, relating to the FXI Portfolio Whole Loan.
99.18	Co-Lender Agreement, dated as of July 30, 2018, by and between Goldman Sachs Mortgage Company, as initial note A-1 holder, and Goldman Sachs Mortgage Company, as initial note A-2 holder, relating to the Quality RV Resorts Whole Loan.
99.19	Amended and Restated Co-Lender Agreement, dated as of October 12, 2018, between Deutsche Bank AG, New York Branch, as initial note A-1 holder, Deutsche Bank AG, New York Branch, as note A-2 holder, Deutsche Bank AG, New York Branch, as note A-3-1 holder, Deutsche Bank AG, New York Branch, as note A-3-2 holder, Barclays Bank PLC, as note A-4 holder, and Wilmington Trust, National Association, as trustee for the registered holders of the Wells Fargo Commercial Mortgage Trust 2018-C46, Commercial Mortgage Pass-Through Certificates, as note A-5 holder, relating to the Moffett Towers II – Building 1 Whole Loan.
99. 20	Co-Lender Agreement, dated as of July 30, 2018, by and between Goldman Sachs Mortgage Company, as initial note A-1 holder, and Goldman Sachs Mortgage Company, as initial note A-2 holder, relating to the Davenport Commons Whole Loan.
99.21	Co-Lender Agreement, dated as of October 9, 2018, between Deutsche Bank AG, New York Branch, as note A-1 holder, Deutsche Bank AG, New York Branch, as note A-2-1 holder, and Deutsche Bank AG, New York Branch, as note A-2-2 holder, relating to the Willow Creek Corporate Center Whole Loan.
99.22	Co-Lender Agreement, dated as of July 30, 2018, by and between Goldman Sachs Mortgage Company, as initial note A-1 holder, and Goldman Sachs Mortgage Company, as initial note A-2 holder, relating to the GSK North American HQ Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Dated: October 30, 2018

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